UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)
Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐    Preliminary Proxy Statement

☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐    Definitive Proxy Statement

☒    Definitive Additional Materials

☐    Soliciting Material Pursuant to §240.14a-12

Dayforce, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒    No fee required

☐    Fee paid previously with preliminary materials

☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

dayforce

DAYFORCE, INC.
3311 EAST OLD SHAKOPEE ROAD
MINNEAPOLIS, MN 55425-1640

V64331-P25708

Your **Vote** Counts!

DAYFORCE, INC.
("DAYFORCE")

2025 Annual Meeting of Stockholders
("Annual Meeting")
Vote by May 1, 2025 11:59 p.m. EDT
For exchangeable shares held directly, vote by
April 28, 2025 5:00 p.m. EDT

You invested in DAYFORCE and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the Annual Meeting to be held on May 2, 2025.**

Get informed before you vote

View the Notice, Proxy Statement, and Annual Report online OR you can receive a free paper or email copy of the materials by requesting prior to April 18, 2025. If you would like to request a copy of the materials for this and/or future annual meetings of stockholders, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 2, 2025
10:00 a.m. EDT

Virtually at:
www.virtualshareholdermeeting.com/DAY2025

*Please check the Annual Meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming Annual Meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	To elect nine directors to hold office until the 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified, subject to their earlier death, resignation or removal **Nominees:**	
1a.	Brent Bickett	For
1b.	Ronald Clarke	For
1c.	Deborah Farrington	For
1d.	Thomas Hagerty	For
1e.	Linda Mantia	For
1f.	David Ossip	For
1g.	Ganesh Rao	For
1h.	Andrea Rosen	For
1i.	Gerald Throop	For
2.	To approve, on a non-binding, advisory basis, the compensation of Dayforce's named executive officers (commonly known as a "Say on Pay" vote)	For
3.	To ratify the appointment of KPMG LLP as Dayforce's independent registered public accounting firm for the fiscal year ending December 31, 2025	For
4.	To approve Dayforce's Amended and Restated Certificate of Incorporation	For

NOTE: In their discretion, the proxies are authorized to vote on any other business properly brought before the annual meeting or any adjournment or postponement of the annual meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V64332-P25708